Office DEPOT®

Investor Presentation

Fourth Quarter 2007
(Updated 12/18/07)

Safe Harbor Statement

The Private Securities Litigation Reform Act of 1995 (the "Act") provides protection from liability in private lawsuits for "forward-looking" statements made by public companies under certain circumstances, provided that the public company discloses with specificity the risk factors that may impact its future results. We want to take advantage of the "safe harbor" provisions of the Act. Certain statements made during this presentation are 'forward-looking' statements under the Act. Except for historical financial and business performance information, statements made during this presentation should be considered 'forward-looking' as referred to in the Act. Much of the information that looks towards future performance of our company is based on various factors and important assumptions about future events that may or may not actually come true. As a result, our operations and financial results in the future could differ materially and substantially from those we have discussed in the forward-looking statements made during this presentation. Certain risks and uncertainties are detailed from time to time in our filings with the United States Securities and Exchange Commission ("SEC"). You are strongly urged to review all such filings for a more detailed discussion of such risks and uncertainties. This presentation may refer to results which are not GAAP numbers. A reconciliation of non-GAAP numbers to GAAP results is available on our web site at *www.officedepot.com*.

Industry Perspective

U.S. Office Products Industry

Market is large and growing. We began to see some cyclicality from a weakening macroeconomic environment beginning in early 2007.



CAGR
'02-'06
$350
$300
$250
$200
$150
$100
$50
$0
$294B
$302B
$312B
$323B
$331B
Delivery $105B
Delivery $108B
Delivery $113B
Delivery $117B
Delivery $120B
Retail $189B
Retail $194B
Retail $199B
Retail $206B
Retail $211B
2002
2003
2004
2005
2006
3.0%
3.4%
2.8%

Source: SHOPA School and Office Products Industry – 2007 / Office Depot Estimates

U.S. Office Products Industry

OSS comprise a small portion of the overall U.S. office supply industry



2006 Total U.S. Office Supplies Market -- $331B
Other
12%
Specialty Stores
20%
Contract Stationers
1%
Contract Specialists
21%
10%
O.S.S.
6%
Independent Dealers
3%
Internet/Direct Sales
3%
Copy/Printing Services
4%
College/Bookstores
2%
Food/Drug Stores
18%
Mass Retailers
2006 OSS Market Share
ODP
3.4%
SPLS
4.0%
OMX
2.3%

Source: SHOPA School and Office Products Industry – 2007 / Office Depot Estimates
Note: Figures may not add to 100% due to rounding

Company Overview

Investor Relations Update

- History of creating value for our shareholders
  - Over the past three years, we have returned to shareholders about 135% of our as adjusted after-tax earnings, 100% of our operating cash flow and 180% of our net cash flow, excluding share repurchases
- Recognized the need to improve our shareholder communication effort
  - Hired an investor relations professional with buy-side experience in August 2007
  - Engaged an investor relations firm to conduct an investor perception study in Q3 2007

Company Overview

- Office Depot is a leading global provider of office products and services
  - Annual sales of approximately $15.5 billion
  - Sells to customer directly and through affiliates in 43 countries
  - Multi-channel – stores, catalog, Internet and contract
- Three divisions using multi-channel capabilities to serve business customers of any size, from SOHO to Fortune 500 accounts
  - North American Retail – Over 1,200 stores in U.S. and Canada
  - North American Business Solutions – catalog, contract and e-commerce
  - International – catalog, contract, e-commerce, and retail
  - One of the world's largest e-commerce retailers – $4.8 billion in sales[2]
- Provides office products and related services[1]
  - Supplies – 61% of sales
  - Technology – 26% of sales
  - Furniture and Other – 13% of sales

Note: [1]2006 total Company sales mix by product category. "Furniture" refers to "Furniture, low tech, and other" as more fully described in our 2006 annual report on Form 10-K. [2] Trailing 12 months

Company Timeline


Founded in Florida with the first store opening in Fort Lauderdale, FL
Completed merger with Office Club Inc.
Entered the contract stationer business via the acquisition of two industry leaders: Wilson Stationery & Printing Company and Eastman Office Products Corporation
Merged with Viking Office Products, the leading direct marketer of office products in Europe and Australia
Acquired Allied Office Products, Best Office Co., Ltd., Papirius, and AsiaEC
Listed on the NYSE under the symbol "ODP"
Acquired six additional contract stationers in North America
Office Depot added to S&P 500
1985
1987
1989
1991
1993
1995
1997
1999
2001
2003
2005
2007
Acquired The Great Canadian Office Supplies warehouse chain
Staples / Office Depot merger fails
Acquired Guilbert S.A., a leading European contract stationer, doubling the size of the Company's European business
Acquired Axidata, a small Canada-based office products delivery company
Listed on the NASDAQ under the symbol "ODEP"
Opened licensed Office Depot stores in Colombia and Israel. Announced retail joint venture agreement in Mexico and licensing agreement in Poland

Acquisition Integration Dates

Viking Office Products

- 1998 - Office Depot merged with Viking Office Products. Viking Office Products became a wholly owned subsidiary of Office Depot
- 2004 - Began consolidation of Viking brand into Office Depot catalog channel
- September 2005 - Office Depot announced plans to close the domestic operations of its Viking Office Products business and merged it within its Office Depot operations

Guilbert S.A.

- June 2003 - Acquired Guilbert S.A., a leading European contract stationer
- 2005 - Integrated the former Guilbert operations and customers into Office Depot and Viking operations
- 2006 - Integrated the Guilbert brand into the Office Depot brand
- 2007 - Systems and back office still separate. Numerous and potentially redundant distribution centers still exist.

Allied Office Products

- May 2006 - Acquired Allied Office Products, an independent dealer of office products and services
- Dec 2006 - Integration of Allied Office Products acquisition was substantially completed

State of the Business

Company Issues 2004

- Functionally-aligned organization with no divisional leadership
- Limited growth opportunities
- Duplicate costs due to non-integrated systems
- IT systems in disarray and impeding growth
- Non-integrated acquisitions, most running independently with duplicate overhead, multiple strategies and few synergies.
- Minimal process definition and sophistication
- Duplicate supply chain
- Operating margin gap versus largest competitor and no plan to close gap
- Stagnant growth
- Losing market share
- Aging stores and no plans to improve / standardize store format. Many versions of a new store format had been attempted but none finalized or proven
- 700 different store sets and at least five different retail formats – inconsistency in shopping experience and service, and lack of differentiation
- Required $370M in charges from inception through the end of Q3 2007

Company Focus 2005 - 2006

- North American Retail
  - Improve North American retail profitability while continuing store build out program
  - Finalize the format for the remodeled stores (M2 design proven by Q1 2006) and make improvements that fuel productivity
  - Improve service in stores
- North American Business Solutions
  - Profitably grow market share organically and through acquisitions
  - Expand large contract sales, add sales force
  - Complete Viking integration
  - Expand product / service portfolio
- International
  - Improve profitability by growing European contract business, tightening cost control
  - Initiate use of telephone account managers to acquire new customers in Europe
  - Integrate various operations around the globe
  - Expand geographic reach into developing areas

Strategic Growth Priorities 2007

- North American Retail
  - Improve store productivity with moderated new store build out and M2 remodels
  - Maintain a high-level of customer service
- North American Business Solutions
  - Profitably grow market share by a refocused and deliberate effort to win with small to medium-sized customers
- International
  - Improve cost structure by continuing with the various consolidation efforts
  - Profitably grow market share in Europe
  - Continue to leverage the acquisitions that have been executed
  - Improve U.K. customer service

North American Retail

North American Retail - Key Issues

- ✓ Margin erosion
- ✓ Macroeconomic impact - small business customer slowdown

North American Retail - Margin Variance Analysis

	Operating Margin
Q3 2006	6.4%
Highly promotional environment	-110bps
Shift in category mix	-60bps
De-leveraging fixed property costs	-50bps
Inventory clearancing	-50bps
Lower vendor support	-40bps
Higher supply chain costs and other	-40bps
Lower operational expenses	+160bps
Q3 2007	4.5%

North American OSS Store Trends


Store Count
Office Depot
Staples
OfficeMax
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
2004
2005
2006
Q3'07 YTD

	Office Depot 2004	Office Depot 2005	Office Depot 2006	Office Depot Q3'07 YTD	Staples 2004	Staples 2005	Staples 2006	Staples Q3'07 YTD	OfficeMax 2004	OfficeMax 2005	OfficeMax 2006	OfficeMax Q3'07 YTD
Sq. Ft. Growth	7.6%	8.2%	10.6%	5.1%	5.0%	6.2%	6.0%	5.7%	4.4%	3.5%	-5.3%	5.1%
Net Stores Opened	68	79	111	59	68	96	98	88	-41	31	-68	10
Cumulative Net Stores Opened	68	147	258	317	68	164	262	350	-41	-10	-78	-68

Source: Store counts are from respective Annual Reports or Quarter-end reports. New store openings are based on the difference between the total number of stores of prior year. Staples Q3 2007 YTD store count is based on Office Depot market estimates. North American locations includes Canada, Puerto Rico, and US Virgin Islands. The source for Staples and OfficeMax square footage growth data is Goldman Sachs research and Office Depot estimates.

North American Retail – Store Growth

- 1,212 total stores at the end of the third quarter
  - 28 opened, 2 closed
- Reducing the number of new stores
  - About 70 stores to open in 2007
  - Targeting about 75 stores in 2008
- M2 format store remodels
  - 31 remodels completed in the third quarter
  - Remodels should be substantially completed in the next few years


New Stores Opened
M2 Format Stores
140
120
100
80
60
40
20
0
900
800
700
600
500
400
300
200
100
0
2005
2006
2007F
2008E
New Stores
M2 Format Stores

North American Retail - Store Average Age


Years
10.0
8.0
6.0
4.0
2.0
0.0
7.7
7.9
8.0
8.4
6.8
7.3
7.8
8.3
Office Depot
Staples
2004
2005
2006
Q3 2007

Note: Counts are based on store population as of Q3 2007. Stores closed prior to this period are not included. Mexico is excluded from Office Depot counts.
Source: Company reports and Office Depot estimates.

North American Retail - M2 Store Remodels

Easier to Operate and Improved Customer Experience
Low Site Lines / Complete Storewide Visibility



- $225K-$250K per store, much could be considered maintenance
- 659 stores were in M2 format as of Q3'07. 100 remodels are planned for 2008
- Majority of remaining stores to be remodeled in next few years
- M2 remodeled stores expect to exceed hurdle rate
- Cumulative sales performance is slightly up versus control stores
- IMU positive versus control stores
- 2007 remodels performing better than 2006 remodels

North American Retail - Market Share[1]


Quarterly Dollar Share
OSS $ Share
38.0%
37.0%
36.0%
35.0%
34.0%
36.7%
36.0%
Q3 2006
Q3 2007

- Q3 2007 Market share trends in our core categories were mixed
  - Technology share was flat in the quarter in the broad consumer electronics market, although down in the office supply stores market due to competitors entering what had previously been an under penetrated market for them
  - Supplies share was down slightly for the quarter but up in September with improvements across many categories
  - In Furniture, we gained share on a unit basis but lost share on a dollar sales basis as we transition to a lower price point “take with” mix
  - Concentration in FL and CA markets also likely influenced market share performance adversely

[1] The NPD Group data

Macro Economic Conditions

Independent econometric analysis shows housing industry performance correlated to sales; currently driving virtually all of sales decline



Completed (New) Houses For Sale at end of month
Econometric
200
180
160
140
120
100
80
60
40
20
0
Jan02
May07
Houses: Median Number of Months For Sale
Econometric
7
6
5
4
3
2
1
0
Jan02
May07
Econometric Model Actual vs. Predicted Residuals
Actual
Predicted
10
5
0
-5
-10
-15
-20
-25
Jan02
May07

Downturn in supplies Sales tracks closely to housing 07 accelerated downturn

North American Retail - Store Locations



Office DEPOT
Domestic Store Count by State
As of September 29th, 2007
Total Store Count:
US: 1,182
Canada: 29
Puerto Rico: 1
Total: 1,212
Washington 37
Oregon 21
California 158
Idaho 6
Nevada 19
Montana 3
Wyoming 3
Utah 11
Arizona 5
Colorado 36
New Mexico 6
North Dakota 2
South Dakota 1
Nebraska 6
Kansas 8
Oklahoma 15
Texas 137
Minnesota 12
Iowa 5
Missouri 26
Arkansas 11
Louisiana 35
Wisconsin 14
Illinois 63
Michigan 27
Indiana 24
Ohio 16
Kentucky 19
Tennessee 27
Mississippi 15
Alabama 21
Georgia 53
Florida 132
South Carolina 20
North Carolina 37
Virginia 27
West Virginia 3
Pennsylvania 24
Maryland 31
New York 15
Vermont 0
Maine 2
New Hampshire 1
Massachusetts 7
Rhode Island 2
Connecticut 6
New Jersey 23
Delaware 4
District of Columbia 1
Alaska 2
Hawaii 3

Florida and California totaled about 26% of sales and about 40% of the total comparable sales decline in Q307

Real Estate Research

North American Retail – Pricing Strategy

- Expand lower, entry price points to improve value perception with very small business customer
- Offer a low price guarantee which includes matching competitor pricing on identical products
- Utilize a category management framework supported by our price optimization solution, which helps us understand true customer demand and set prices across an entire category
- Customers can take advantage of significant savings across a wide range of products through various programs
  - Buy More & Save
  - WOW program
  - Private Brands
  - Worklife Rewards™

North American Retail – Labor Strategy

- Designed to provide the appropriate levels of coverage in the following areas:
  - Customer service (sales floor assistance)
  - Tasks (receiving, stocking, planograms, cashiers, etc.)
  - Management (Store, Assistant and Department Managers)
- Payroll is allocated using labor standard derived from time studies
- Payroll allocation will fluctuate based on changes in sales volume and activities
- A staffing model is used to staff a store with an appropriate mix of full time, part time and management associates
- Customer service index increased sequentially during Q3 2007 and achieved its highest levels since the program was introduced in 2002

North American Retail – Action Plan

1) Expand private brand
   - Increasing penetration in all major product categories
   - Customer service program for private branded products
   - Balance assortment between private and national brands
2) Emphasize loyalty program
   - Relaunch Worklife Rewards
   - Provide a stronger value proposition to small business customers
3) Enhance Design, Print and Ship offering
   - Investing in self-service equipment and new technology
   - Xerox Certified Print Specialists

FORAY

ativa™ empowering technology

Office DEPOT

VIKING


WORKLIFE REWARDS™
ALL REWARD PROGRAMS ARE CREATED EQUAL.
EXCEPT OURS.


Office DEPOT
Design, Print & Ship DEPOT
Design, print and ship all in one trip

North American Retail – Action Plan (cont'd)

4) Refine assortment to offer better value proposition for very small business customers
   - Greater options for smaller pack sizes, entry price points, bonus packs in Supplies

5) Expand exclusive offerings to address small business customer needs
   - Includes Tech Depot service offering and small business financing

6) Increase store productivity by further reducing and simplifying store operational tasks
   - Allowing greater sales focus and improving supply chain model

7) Manage marketing spend to target most valuable customers through the highest returning vehicles
   - Increasing direct mail and e-mail

North American Retail - Outlook

- Q4 2007
  - Uncertain how the retail environment will develop for the holidays
  - Black Friday sales results were okay but total sales QTD still softer than previous quarter
  - Vendor program funds will be lower than Q4 2006
  - Conservative outlook with tight controls on expenses and inventory
- 2008
  - Action plan in place to deliver improved sales and margins, particularly in the second half of the year
  - Sales will remain challenged in Q1 2008
  - Comparable same store sales could be close to flat in Q2 2008
  - Easter, which has historically had a negative impact on business results, occurs in Q1 2008 compared with Q2 2007

North American Business Solutions

North American Business Solutions – Key Issues

- ✓ Direct channel - losing sales in small-sized customer base
- ✓ Former Allied customer and key sales people recovery continues
- ✓ Largest but lowest margin customers have been growing at the fastest rate
- ✓ Coverage and retention issues exist with small to medium-sized customers
- ✓ Existing incentive system limits accountability and P&L responsibility
- ✓ Strong focus on acquiring new customers but not enough emphasis on growing positions with existing customers
- ✓ Sales organization is often engaged in non-productive activities
- ✓ Need more effective marketing

N. A. Business Solutions - Margin Variance Analysis

	Operating Margin
Q3 2006	8.0%
Cost increases from paper-related products	-120bps
Shift in sales mix	-100bps
De-leveraging fixed costs	-90bps
Lower performance-based variable pay	+50bps
Lower selling-related expenses	+50bps
Q3 2007	5.9%

North American Business Solutions – Action Plan

1) Restore growth to the small to mid-sized customer base
   - Reorganizing mix of Business Development Managers (BDM's) and Account Managers (AM's) to increase coverage
   - Developing a detailed behavior-based contact strategy
2) Partner with vendors to drive sales
   - Creating specific account and coverage plans, new catalog and internet layouts in the marketplace
3) Develop comprehensive behavior-based segmentation program for every customer segment
   - Right contact, catalog, online e-mails, and overall contact strategy
4) Implement Northeast turnaround strategy
   - Focuses on continued rejuvenation of the former Allied business

North American Business Solutions – Action Plan (cont'd)

5) Launch new strategy for telephone account managers to reenergize small customer growth
   - New hiring standards and key performance metrics, revised training programs, and a comprehensive marketing support

6) Minimize Contract sales organization's engagement in non-productive administrative activities
   - Launch three initiatives to limit Contract sales organization's time spent on non-customer-facing activities

7) Launch a revised marketing, merchandising, field sales and inside sales operational structure
   - New marketing structure/leadership will own and drive accountability for overall product, segment and business strategy
   - Test incremental customer contact strategy in fourth quarter

Customer Segmentation / Strategies

<u>Micro customers: 1-9 employees</u>

- Retail action plan

<u>Small customers: 10-20 employees</u>

- Remix catalog products / pricing
- Remodel catalog mailing depth and frequency
- Fix telephone account management (TAM)
- Add TAM
- Add third party sales force “Feet on the Street”

Customer Segmentation / Strategies (continued)

<u>Medium customers: 20-100 employees</u>

- Remodel catalog mailing depth and frequency
- Add TAM
- Add third party sales force “Feet on the Street”
- Add prospecting from business development managers (BDM’s)
- Add solutions

<u>Large customers: 100+ employees</u>

- Contract
- Prioritize BDM activities
- Refocus account managers to deepen share of wallet
- Add solutions

North American Business Solutions - Outlook

- Q4 2007
  - Fourth-quarter sales decrease may be consistent with third-quarter performance
  - Operating margin will be significantly lower versus one year ago due to lower vendor program support
- 2008
  - Expect sales to begin to improve year-over-year in the first half of 2008
  - Operating margins should increase sequentially as benefit from the actions currently underway

International

International - Key Issues

- ✓ Margin erosion
- ✓ U.K. performance - Early signs of economic slowdown

International - Margin Erosion Variance Analysis

	Operating Margin
Q306	6.3%
Weak U.K. performance	-140bps
Investments & acquisitions	-90bps
Selling related & other	-40bps
Less favorable channel mix	-10 bps
Lower performance based-variable pay	+120bps
Q307	4.7%

International - Global Strategy



- Evaluating emerging market growth opportunities
- Would consider partners with local expertise
- No large acquisition – too much integration risk

International – Action Plan

1) Curtailing discretionary operating investments, reducing capital spending and acquisitions, and aggressively managing support costs
   - Include freezing the hiring of new sales staff and the opening of new stores
2) Instituted a plan to improve the financial performance of our U.K. business
   - Prospect small customers
   - Improve service levels in our call centers and in our supply chain
3) Maintaining a sharp focus on execution to get significantly more productivity out of our existing businesses
   - Focusing on increasing the productivity and effectiveness of our existing investment, both in Asia and Europe
4) Increasing penetration of private brand and expansion of direct import into Europe
   - Leverage Asian sourcing office

International – Global Synergies

- Leverage global purchasing power and corporate overhead, utilizing an exportable business model
- Share best practices and marketing strategies
- Take advantage of global talent pool
- Benefit from the balanced cyclicality of a global platform, global private brand development, global direct import, and global procurement.
- Provide outstanding service to global customers in their local markets

International - Outlook

- Q4 2007
  - Sales are expected to grow at a lower rate than Q3 2007
  - Operating margin will improve sequentially but will be lower than prior year
- 2008
  - Sales growth should remain slightly positive in the first half of 2008
  - Operating margins should expand in the first half of 2008 with the results of initiatives and investments

Global Margin Improvement Initiative Progress (2004 -2007)

Global margin improvement initiative progress mostly offset by margin compression due to promotional pricing and sales mix shift



2004
Cost Savings
2005
Cost Savings
Mix / Margin Investment
2006
Cost Savings
Mix / Margin Investment
2007

Global Margin Improvement Initiative (2007 – 2012)


+150bps
+120bps
+60bps
+40bps
-70bps
2007
Private Brand Direct Import
Centralization
Supply Chain Procurement
IT Conversion
Mix / Margin Investment
2012

Have identified 300 basis points of potential operating margin improvement through the implementation of the global initiative

Global Margin Improvement Initiative Projects In-Progress

- Leverage Global Spend
- BSD Pricing
- Global Tenders NA
- Consolidation and Harmonization of Financial Services in Eastern Europe (Pre-IT and post-IT)
- Global Direct Import
- Consolidation and Harmonization of Call Centers in Europe
- Global Negotiations with Large Vendors
- Increase Scan-Based Trading Penetration
- European CDC
- Micro Matte Lighting Reflector
- Private Brand Credit Card
- Global Tenders Europe
- Pro Fees Reduction
- Furniture Destroy No Credit
- Dynamic Routing
- Health Care Redesign
- Inventory Life Cycle Management
- Optimize Coupon Offers
- Worklife Rewards Reward Restructure
- Mail-in Rebate Program Revision
- Insurance Opportunities
- DPS Automation
- Store Satellite Delivery Model
- Legal Entity Consolidation
- Increase Percentage of Electronic Orders Globally

Increasing Private Brand Penetration and Direct Sourcing

Private branded products can contribute 500 to 1,000 basis points to gross margin over comparable, nationally branded products. Direct import will provide additional contribution.

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Direct Sourcing



Opened Global Sourcing Office in Shenzhen, China

North American Supply Chain Initiative

- Currently have two separate North American supply chains
  - 12 cross docks serving North American Retail
  - 20 distribution centers serving North American Business Solutions
- 7.1M square feet over 33 buildings
- Plan to convert to 12 combination facilities with about 7M square feet and capacity for approximately 9M square feet to accommodate growth
- Each facility will have pick/pack and flow through capability to optimize service for Retail and Business Solutions
- Move from three warehouse management systems to one
- Development period of six years as current leases expire or capacity needs arise
- New buildings to be leased

International Supply Chain Initiative

- Over the next 3-5 years, expect to reduce network from 22 to 15
- Consolidate to one warehouse management system from seven
- Improve global supply chain expense as a % of sales by 2012
  - 50 basis points improvement

Information Technology Initiative

IT Environment

- IT environment costly and complex due to historical legacy and acquired systems, major acquisitions in 1998 and 2003, multiple channels and no single integrated system
  - 23 SKU databases
  - 12 Customer databases/order management systems
  - 13 Warehouse operating systems
  - Multiple hardware platforms and software packages
  - Redundant global IT teams to support duplicative platforms and applications

Initiative

- To simplify, consolidate, globalize and standardize processes and practices, and support them with common applications and platforms
  - The project is based on a global Oracle ERP system that replaced the many separate platforms Office Depot utilized to run the entire corporation
  - Narrow the company's many different warehouse management systems to one

Benefits

- Reduce IT costs as a percent of sales from current level of 1.7%, and coupled with other benefits, reduce costs by 40 bps+ over the next 3 to 5 years
- Enable easier integration of future business expansions and acquisitions
- Provide a consistent customer experience across the globe
- Provide better information and tools

Financial Results / Capital Structure

Financial Guidelines

- Drive profitable growth
- Increase free cash flow and margins
- Culture of thrift
- Streamline operations
- Disciplined capital management
- Economic value added mindset

Financial Model

- Base Case
  - Mid to upper single digit top-line growth
  - Very low single digit North American Retail comps
  - Some gross margin expansion
  - Some expense leverage
  - Share buybacks with excess cash flow
  - Solid mid-teens EPS growth
- Upside
  - Store expansion
  - Contract sales force and telephone account manager growth
  - Category management
  - Private brand expansion
  - Direct sourcing acceleration
  - Cost containment efforts
  - Leverage from supply chain cost control

Company Outlook

- Q4 2007 outlook
  - Sales to date in North America have been softer than Q3 2007
  - Continued margin decline versus a year ago
  - No tax benefit or reversal of bonus accrual anticipated
  - Vendor program support about $70 million lower than Q4 2006
  - More significant earnings per share decline likely
- Longer term, business model can deliver improved results
  - Mid-single digit top-line growth
  - Mid-teens earnings per share growth, with some margin growth
  - Total margin expansion possible of up to 300 basis points

Capital Structure

(in billions, except ratios)	**Q3'07**
Long-Term Debt, Net	$0.6
Imputed Debt (using 8x rent)	$3.9
Total	$4.5
Debt / Enterprise Value	48%
Debt / Total Capital	62%
Credit Rating	BBB- / Baa2

Why maintain BBB-? Why not lever up and buy back shares?

- Engaged four different investment banking firms to analyze capital structure and they advised management to maintain current structure for multiple reasons
  - Funding cost is lower - lower interest expense
  - Access to more sources of liquidity - long term bond markets
  - Less restrictive covenants and no call on assets
  - More flexibility to fund internal growth, share repurchases and acquisitions
  - Recovering investment grade status once lost is challenging
  - Consistent with peer group investment grade ratings
  - Lower operating lease costs
  - Business has proven to be cyclical – need more flexibility

Multiple Expansion Breakeven Analysis

- Increasing debt by $1B will inhibit the Company's ability to grow and put our investment grade credit rating at risk
- $1B in share repurchases leads to an approximate 10% increase in share price
- Same increase in share price could be achieved through reinvestment in business and multiple expansion of about 100 basis points
- Recommendations by four investment banks to reinvest in business to drive growth and multiple expansion
- ODP has a current P/E multiple of about 9X compared with the S&P 500 P/E multiple of 17.5X[1] for 2007

[1]Source: Thomson Financial

Focus on Improving ROIC



18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
+440 bps

	Q205	Q305	Q405	Q106	Q206	Q306	Q406	Q107	Q207	Q307
Actual	11.4%	11.8%	12.6%	13.3%	13.9%	14.7%	15.4%	15.8%	15.2%	13.9%

[1]Non-GAAP numbers. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.cpm.

Capital Spending Summary

Annual Capital Spending



500
400
300
200
100
0
$ millions
2004
2005
2006
2007E
2008F

9M'07 Capex by Category



16%
44%
40%
New NAR Stores & M2 Remodels
Global Supply Chain & IT Initiatives
Maintenance & Other

Capital Spending Summary

Annual Capex as % of D&A


200%
175%
150%
125%
100%
75%
50%
25%
0%
Industry Average[1]
2004
2005
2006
2007E
2008F

Note: 2006 D&A used for 2007 estimate and 2008 forecast.

Annual Capex as % of Sales


3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Industry Average[1]
2004
2005
2006
2007E
2008F

Note: Consensus estimates used for 2007 and 2008 sales.

[1] Average of 16 retailers for 2006

Consolidated Financials - Third Quarter 2007

in million, except ratios, returns and per share data	Q3 2007		Q3 2006		B/W	
	Amount	% Sales	Amount	% Sales	%	bps
Sales	$ 3,935	--	$ 3,857		2%	--
Operating Expense[1]	$ 992	25.2%	$ 990	25.7%	0%	-50 bps
EBIT[1]	$ 128	3.3%	$ 197	5.1%	-35%	-180 bps
Net Earnings[1]	$ 117	3.0%	$ 134	3.5%	-13%	-50 bps
Net Earnings - GAAP	$ 117	3.0%	$ 129	3.3%	-9%	-30 bps
Diluted Shares	274.4	--	284.9		-4%	--
EPS – GAAP	$ 0.43	--	$ 0.45		-4%	--
EPS[1]	$ 0.43	--	$ 0.47		-9%	--
ROIC[1]	13.9%	--	14.7%		--	-80 bps

[1]Non-GAAP numbers. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com.

Charges

in millions

	Q3 2007	Q3 2006	Program to Date	Q4 2007	2008	Total
Income Statement Charges	$ 1	$ 5	$ 370	$ 17	$ 74	$ 461
Cash Flow Impact						
Cash	$ (3)	$ 3	$ 119	$ 11	$ 60	$ 190
Non-Cash	$ 4	$ 2	$ 251	$ 6	$ 14	$ 271

During the third quarter of 2005, we announced a number of material charges relating to asset impairments, exit costs and other operating decisions (the "Charges"). This announcement followed a wide-ranging assessment of assets and commitments which began in the second quarter of 2005. We indicated that these actions would continue to impact our results for several years, and expenses associated with future activities would be recognized as the individual plans are implemented and the applicable accounting recognition criteria are met. As with any estimate, the amounts may change when expenses are incurred. From inception through the end of the third quarter of 2007, we have recorded $370 million of Charges.

Cash Flow Highlights

in millions	Q3 YTD 07	Q3 YTD 06	% Change
Net Cash Provided by Operating Activities	$ 455	$ 792	-43%
Depreciation & Amortization	$ 206	$ 205	1%
EBITDA[1]	$ 726	$ 773	-6%
CAPEX	$ 334	$ 218	53%
Free Cash Flow (Before Share Repurchases)	$ 121	$ 575	-79%
Share Repurchases	$ 200	$ 871	-77%
Acquisitions	$ 48	$ 200	-76%

[1]Non-GAAP numbers. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com.

Balance Sheet Highlights

in millions, except ratios and returns	Q3 YTD 07	Q3 YTD 06	% Change
Inventory Per Store (end of period)	$ 0.916	$ 0.923	-1%
Inventories, Net	$ 1,609	$ 1,408	14%
Working Capital[1]	$ 584	$ 219	166%
Working Capital as a % of Sales[2]	2.6%	2.1%	50 bps
Long-Term Debt, Net	$ 581	$ 591	-2%
Adjusted Debt/EBITDAR[3]	3.1	2.9	7%
Return on Invested Capital, Adjusted[3]	13.9%	14.7%	-80 bps
Return on Equity, Adjusted[3]	20.3%	19.7%	60 bps

[1] WC = (current assets – cash and short-term investments) – (current liabilities – current maturities of long-term debt)

[2] WC as % of Sales = ((WC Q3 current year + WC Q3) / 2) / Trailing four quarter sales

[3] Non-GAAP numbers. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com.

Consolidated Financials – Trailing Four Quarters

in million, except ratios, returns and per share data	Trailing Four Quarters (Ending Q3'07)		B/W (Previous)	
	Amount	% Sales	%	bps
Sales	$ 15,504	--	4%	--
EBIT[1]	$ 746	4.8%	-5%	-50 bps
Net Earnings[1]	$ 541	3.5%	4%	0 bps
Diluted Shares	277.7	--	-6%	--
EPS[1]	$ 1.95	--	11%	--
ROIC[1]	13.9%		--	-80 bps
ROE[1]	20.3%	--	--	60 bps

[1]Non-GAAP numbers. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com.

Performance Metrics

Annual Sales
(in billions)


$15
$10
$5
$12.4
$13.6
$14.3
$15.0
'03
'04
'05
'06

Market Capitalization
(in billions)


$15
$10
$5
$0
$5.1
$5.4
$9.3
$10.6
'03
'04
'05
'06

EPS


$2.00
$1.50
$1.00
$0.50
$0.00
$0.99*
$1.18*
$1.41*
$1.90*
'03
'04
'05
'06
GAAP
Adjusted*

ROIC


15%
10%
5%
0%
11.2%
12.6%
15.4%
13.9%
'04
'05
'06
TTM

*Non-GAAP numbers. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com.

Office DEPOT®